

                                   S&T Bancorp, Inc.
                                   Pro Forma Combined Balance Sheet
                                   (in thousands, except for per share data)
                                   (unaudited)
                                                            March 31, 1997
                                                                        Pro Forma
                                              S&T Bancorp    Peoples     Combined
Assets
Securities                                       $378,808     $98,952    $477,760
Net loans                                       1,043,085     152,902   1,195,987
Other assets                                       90,193      35,582     125,775
 Total Assets                                  $1,512,086    $287,436   1,799,522

Liabilities
Total deposits                                 $1,014,639    $234,106   1,248,745
Securities sold under repurchase agreements       144,236                 144,236
Other liabilities                                 174,318       3,524     177,842
 Total Liabilities                              1,333,193     237,630   1,570,823

Shareholders' Equity
Common stock and Additional paid-in-capital        41,756      14,700      56,456
Retained earnings                                 128,321      33,870     162,191
Other equity                                        8,816       1,236      10,052
 Total Shareholders' Equity                       178,893      49,806     228,699

 Total Liabilities and Shareholders' Equiy      1,512,086     287,436   1,799,522

Book Value per Share                               $16.12     $430.62      $16.18
Shares Outstanding                                 11,094         116      14,130
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


                                   S&T Bancorp, Inc.
                                   Pro Forma Combined Income Statement
                                   (in thousands, except for per share data)
                                   (unaudited)

                                                            March 31, 1997
                                                                        Pro Forma
                                              S&T Bancorp    Peoples     Combined
Interest income                                   $29,018      $5,373     $34,391
Interest expense                                   13,363       1,674      15,037
Net interest income                                15,655       3,699      19,354
Provision for loan losses                           1,200         350       1,550
Net interest after provision for loan losses       14,455       3,349      17,804
Noninterest income                                  3,692         332       4,024
Noninterest expense                                 9,376       1,574      10,950
Income before income taxes                          8,771       2,107      10,878
Applicable income taxes                             2,523         614       3,137
Net Income                                         $6,248      $1,493      $7,741
Per share data:
Net Income                                          $0.56      $12.91       $0.55
Shares Outstanding                                 11,088         116      14,124
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


                                   S&T Bancorp, Inc.
                                   Pro Forma Combined Income Statement
                                   (in thousands, except for per share data)
                                   (unaudited)

                                                            March 31, 1996
                                                                        Pro Forma
                                              S&T Bancorp    Peoples     Combined
Interest income                                   $27,093      $5,123     $32,216
Interest expense                                   12,614       1,776      14,390
Net interest income                                14,479       3,347      17,826
Provision for loan losses                             975          75       1,050
Net interest after provision for loan losses       13,504       3,272      16,776
Noninterest income                                  2,682         192       2,874
Noninterest expense                                 8,697       1,537      10,234
Income before income taxes                          7,489       1,927       9,416
Applicable income taxes                             1,913         566       2,479
Net Income                                         $5,576      $1,361      $6,937
Per share data:
Net Income                                          $0.50      $11.77       $0.49
Shares Outstanding                                 11,163         116      14,199
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